INVENTORY FINANCE AGREEMENT

DATED 17. 12. 2018

BETWEEN

CNH INDUSTRIAL CAPITAL AUSTRALIA PTY LIMITED
(A.C.N. 069 132 396)
("CNH Industrial Capital")

AND

J.J. O' CONNOR & SONS PTY LTD (ACN 005 242 142)
("Dealer")

TABLE OF CONTENTS

THIS AGREEMENT is made on the 17th day of December 2018

BETWEEN

CNH Industrial Capital Australia Pty Limited (A.C.N. 069 132 396) of 31-53 Kurrajong Road, St Marys, New South Wales 2760 ("**CNH Industrial Capital** ")

AND

J.J. O' Connor & Sons Pty Ltd (A.C.N. 005 242 142) of Lots 20 & 22 Henty Highway WARRACKNABEAL Victoria 3393 ("**Dealer**")

RECITALS

A. The Dealer is in the business of selling Goods to customers.

B. The Dealer has asked CNH Industrial Capital to provide it with a facility by which CNH Industrial Capital purchases certain Goods and bails the Goods to the Dealer for display at the Premises and on-sale to customers.

C. CNH Industrial Capital agrees to provide the facility to the Dealer on the terms and conditions set out in this Agreement.

IT IS AGREED:

1. DEFINITIONS AND INTERPRETATION

1.1 Definitions

In this Agreement, unless the context of a word or phrase suggests a different meaning:

'**Agreement**' means this Inventory Finance Agreement and includes the Schedule.

'**Amount You Owe Us**' means:

(a) the Purchase Price for each item of Goods;

(b) accrued but unpaid Bailment Fees;

(c) the amount of any costs, charges, expenses and Taxes incurred or paid by CNH Industrial Capital in connection with this Agreement or the Goods; and

(d) any other amount payable by the Dealer to CNH Industrial Capital pursuant to this or any other Collateral Agreement;

less:

(e) any amount which the Dealer has paid towards the Purchase Price of an item of Goods;

(f) in respect of any Goods which are returned to or repossessed by CNH Industrial Capital, the lower of:

(i) the Purchase Price in respect of those Goods; or

(ii) if CNH Industrial Capital sells the Goods to a third party, the sale proceeds (less selling expenses) of those Goods;

(g) in respect of Taxes, any amount which has been reimbursed to CNH Industrial Capital by a government agency; and

(h) any other amounts which have been paid by the Dealer.

'**Associate**' means either or both CNH Industrial Australia Pty Limited ACN 000 031 130 and Iveco Trucks Australia Ltd ACN 004 065 061 as applicable.

'**Authorised Officer**' means any officer of CNH Industrial Capital and any person employed by CNH Industrial Capital whose title includes the word "manager" or "executive".

'**Bailment Fees**' means the fee payable to CNH Industrial Capital by the Dealer in respect of Goods bailed to the Dealer and calculated as set out in the Facility Agreement or other Facility Documents.

'**Bailment Advice**' means the acknowledgement issued to the Dealer by CNH Industrial Capital or its Associate in respect of the bailment of each item of Goods.

'**Bailment Term**' means the bailment period for each item of Goods set out in the Facility Agreement or as extended by agreement between the parties.

'**Collateral Agreement**' means this Agreement, the Facility Agreement, or any Security or other document at any time entered into with CNH Industrial Capital or the Associate, and includes the documents set out in the Schedule.

'**Curtailment**' means an amount determined by CNH Industrial Capital and payable by the Dealer to CNH Industrial Capital in the following circumstances:

(a) when there is a decrease in the market value of the Goods as a result of depreciation, deterioration of, or change to the Goods;

(b) when the CNH Industrial Capital agrees to bail used Goods to the Dealer;

(c) when CNH Industrial Capital consents to the Dealer using Goods for demonstration or 'rent to buy' purposes;

(d) when CNH Industrial Capital agrees that specific Goods can be bailed for a period in excess of the initial Bailment Term;

or as otherwise reasonably and properly required by CNH Industrial Capital.

'**Dealer**', '**you**' or '**your**' means the person giving this Agreement to CNH Industrial Capital.

'**Dealer Manual**' means the Dealer Operating Policies & Procedures Manual provided to the Dealer by CNH Industrial Capital as amended from time to time.

'**Default Rate**' means the interest rate set out in the Facility Agreement.

'**Event of Default**' means the events set out in clause 16.

'**Facility Agreement**' means the agreement formed upon the Dealer's acceptance of CNH Industrial Capital's facility offer.

'**Facility Documents**' means this Agreement, the Bailment Advice, the Dealer Manual, the Facility Agreement, and Monthly Finance Statement.

'**GST**' and '**GST Law**' have the meanings given in *A New Tax System (Goods & Services Tax) Act 1999*. Any other words defined in the GST Law have the same meaning in this Agreement unless otherwise indicated.

'**Goods**' means any new or used equipment which is bailed to the Dealer under this Agreement (including all replacement parts, additions and inclusions).

'**Insolvency Event**' occurs if any of the following happens:

(a) in respect of a natural person, if:

(i) the person dies or becomes mentally or physically incapable of managing their affairs;

(ii) the person commits an act of bankruptcy or assigns their estate to the benefit of creditors;

(iii) a trustee in bankruptcy is appointed to the person's estate;

(b) in respect of a company, if:

(i) an order or an application for an order is made for the winding up of the company;

(ii) a liquidator, provisional liquidator, trustee, administrator receiver or controller is appointed to the company or any of its assets or an action is taken for the appointment of such a person;

(iii) the company enters, or resolves to enter, into a scheme of arrangement or composition with, or assignment for the benefit of, its creditors;

(iv) the company is deemed or presumed to be insolvent or unable to pay its debts pursuant to the *Corporations Act 2001 (Cth)*;

or, in respect of any person or company, they are otherwise unable to pay their debts as and when they fall due.

'**Monthly Finance Statement**' means the periodic statement containing details of the Dealer's bailment account balance and Bailment Fees.

'**PPSA**' means the *Personal Property Securities Act 2009 (Cth)*.

'**Premises**' means the business premises set out in the Schedule.

'**Purchase Price**' means:

(a) for new Goods and Parts, the purchase price to be paid by CNH Industrial Capital to the Supplier (inclusive of GST); and

(b) for used Goods, the purchase price paid by the Dealer for the Goods (inclusive of GST) (or, where purchased by you as a trade in, the amount of the trade allowance inclusive of any GST on that trade allowance).

'**Relevant Party**' means a person (other than the Dealer or CNH Industrial Capital) who is a party to a Collateral Agreement.

'**Rent to Buy**' means an arrangement entered into between the Dealer and a prospective customer to hire the Goods with a view to the customer purchasing the same, with the prior agreement of and in accordance with the prescribed terms of CNH Industrial Capital

'**Schedule**' means the schedule to this Agreement and as amended or substituted by CNH Industrial Capital.

'**Security**' means a Security Interest, or any other mortgage, charge, guarantee, indemnity or security agreement of any kind now or in the future comprised in a Collateral Agreement.

'**Security Interest**' means a *security interest* for the purposes of the PPSA.

'**Supplier**' means a supplier that has been approved by CNH Industrial Capital and from whom the Dealer acquires Goods.

'**Taxes**' mean any present or future tax, levy, impost, deduction, charge, duty, compulsory loan or withholding together with any related interest, penalty, fine or expense levied or imposed by any government agency including GST but excluding income tax.

'**Trust**' means the trust, if any, the details of which are set out in the Schedule.

'**we**', '**us**' and '**our**' means CNH Industrial Capital Australia Pty Limited.

1.2 **Interpretation**

(a) A reference to:

(i) a person includes the person's successors and assigns;

(ii) a thing includes all or part of that thing;

(iii) a document includes that document as changed or replaced from time to time;

(iv) a statute or law includes that statute or law as amended or replaced from time to time; and

(v) a person includes a corporation.

(b) Headings are for reference purposes only and must not be used for interpretation.

(c) The use of the word 'may' about a right, power or remedy means the right, power or remedy may or may not be exercised, at the discretion of the person on whom the right, power or remedy is conferred.

(d) The singular includes the plural and vice versa.

(e) If you agree not to do something, you will also not attempt to, permit, cause or allow that thing to be done.

(f) If two or more people are named as Dealer:

(i) 'you', 'your' and 'Dealer' refers to each of them alone and any two or more of them jointly; and

(ii) their promises bind each of them alone and any two or more of them jointly; and

(iii) the release of one of them from their promises does not mean that any of the others are also released.

2. BAILMENT

2.1 Acquiring Goods

You may, from time to time, request our approval to acquire new Goods or used Goods on our behalf. The request for approval must be in a form or manner approved by us. We may accept or reject your request for approval at our discretion. We may also impose conditions on the approval or withdraw or suspend any approval that we have given.

2.2 New Goods

If we consent to you acquiring new Goods pursuant to clause 2.1, you must acquire the new Goods as our agent from a Supplier or Associate. We will pay the Purchase Price for the new Goods to the Supplier. You must ensure a tax invoice is issued to us in respect of the new Goods.

2.3 Used Goods

If we consent to you acquiring used Goods pursuant to clause 2.1, you must first acquire the used Goods on your own account and not as our agent. We may then, subject to your payment of any Curtailment we require, agree to purchase the used Goods from you for the Purchase Price.

2.4 Investigation of Title

Before ordering any new Goods or purchasing any used Goods, you must ensure that legal and beneficial ownership of the Goods is capable of being transferred to us. This requirement will be waived where the vendor of the Goods is the Associate.

2.5 Bailment Advice

If we agree to bail Goods to you, we will issue you a Bailment Advice.

2.6 Delivery

(a) You must obtain the Goods and have them delivered to the Premises at your own cost. If we pay any freight, delivery or associated charges on your behalf, you must reimburse us.

(b) We will be deemed to have acquired the Goods and you will be deemed to have accepted the Goods as bailee when they are delivered to the Premises. We may require you to sign an acknowledgement of delivery in a form approved by us.

2.7 **Bailment of Goods**

(a) You hold Goods acquired pursuant to this clause as bailee and must display the Goods at the Premises for sale to customers on the terms contained in the Facility Documents.

(b) You hold the Goods as bailee from the time we pay the Purchase Price until the earliest of the following:

(i) we sell the Goods to you;

(ii) the Bailment Term expires;

(iii) we take or demand possession of the Goods;

(iv) the Agreement is terminated pursuant to clause 18.

2.8 **Expiry of Bailment Term**

(a) If the Bailment Term expires and we have not sold the Goods to you, we may agree to extend the Bailment Term in which case you will continue to hold the Goods as bailee until the expiry of any extended Bailment Term.

(b) If we do not agree to extend the Bailment Term, you must purchase the Goods from us by paying their Purchase Price less any Curtailments already paid in respect of the Goods.

3. **OWNERSHIP OF GOODS**

3.1 **Ownership**

The Goods remain our property whilst they are bailed under this Agreement. You do not have any interest in the Goods and are not permitted to use the Goods in any way other than as set out in this Agreement. We may take possession of the Goods at any time. Unless you are in default of any of your obligations under this Agreement, we will give you reasonable prior notice before exercising our rights under this clause.

3.2 **Risk**

Notwithstanding that we own the Goods, you bear the entire risk of loss of the Goods from the time you obtain them until they are no longer bailed to you under this Agreement. This includes loss arising in connection with possession, use, storage, maintenance, repair, theft, destruction, damage and/or injury caused by or relating to the Goods.

4. **SALE OF GOODS**

4.1 **Seeking Offers to Purchase Goods**

Whilst the Goods are bailed to you, you may seek to obtain offers from customers to purchase the Goods. You do so on your own account and not as our agent.

4.2 **Acceptance of Offers**

(a) You may not sell or otherwise dispose of the Goods except in the ordinary course of business to a bona fides purchaser on an arm's length basis;

(b) Upon the sale or other disposal of any Goods by You in the ordinary course, You are deemed to have purchased those Goods immediately prior to the sale or disposal.

(c) Upon a deemed purchase pursuant to clause 4.2(b) above the Amount You Owe us with respect to such Goods shall become immediately due and payable by You and You will

immediately remit to CNH Industrial Capital that Amount You Owe within 48 hours of releasing the Goods to a purchaser.

5. PAYMENTS

5.1 Bailment Fees

You must pay us the Bailment Fees (plus applicable GST) at the times and in the manner set out in the Facility Agreement or other Facility Documents.

5.2 Monthly Finance Statement

We will prepare and forward to you a Monthly Finance Statement.

5.3 Amount You Owe Us

You must pay us the Amount You Owe Us as and when they fall due.

5.4 Payable on Demand

Unless otherwise specified to the contrary, all amounts payable by you are payable on demand.

5.5 Default Fee

(a) You must pay a fee for any amount which is overdue under this Agreement. The fee will be calculated on a daily basis for the period the amount remains overdue.

(b) If any liability you incur under this Agreement becomes merged in a judgment or order or exists after you are wound up, you must, as an independent obligation, pay interest on the amount of that liability from the date the liability becomes payable until it is paid.

(c) Any fee or interest payable pursuant to this clause is calculated by reference to the Default Rate or the maximum rate allowed by law, whichever is the lower.

6. REPRESENTATIONS AND WARRANTIES

6.1 Your Representations and Warranties

By signing this Agreement, you represent and warrant that:

(a) you carry on the business of dealing in, distributing and selling goods of the same kind as the Goods;

(b) you are not a consumer in connection with the supply of any Goods;

(c) we are not a manufacturer of the Goods or a dealer in goods of that kind;

(d) you have disclosed to us in writing any connection you have with any Supplier;

(e) you have obtained all consents that are required to allow you to operate your business at the Premises, to sell the Goods and to enter into this Agreement;

(f) any sale of used Goods to us will be for an amount no higher than their true wholesale value;

(g) this Agreement is binding on you and enforceable by us;

(h) you have not withheld any information which might have caused us not to enter into this or any other Collateral Agreement;

(i) your entry into this Agreement does not contravene any law or regulation or any of your existing obligations;

(j) no circumstances exist which constitute or would be likely to give rise to an Event of Default;

(k) there are no actions pending against you before any court, government agency, commission or arbitrator;

(l) if you are a company:

(i) you are duly incorporated and validly existing at law and have the power to enter into this and any other Collateral Agreement to which you are a party;

(ii) neither this nor any other Collateral Agreement contravenes your constitution;

(iii) your most recent audited accounts represent a fair and accurate statement of your financial position as at the date they were prepared and there has been no adverse change in your financial position since that date; and

(iv) you have filed all corporate notices and effected all registrations required by law; and

(v) You will disclose all natural persons who are beneficial owners of the company

(m) if you are a trustee:

(i) this Agreement is for the benefit of the Trust;

(ii) you are the sole trustee of the Trust;

(iii) you have the authority to enter into this and any other Collateral Agreement to which you are a party;

(iv) you have the right to be fully indemnified out of the Trust assets for obligations incurred under this Agreement;

(v) no action has been taken or proposed to terminate the Trust;

(vi) true copies of the trust deed and other documents relating to the Trust have been provided to us and disclose the terms of the Trust; and

(vii) you have not delegated any of your powers as trustee or exercised any power of appointment.

(viii) You will disclose any named beneficiaries of the Trust

6.2 **Collateral Agreements**

You also give the representations and warranties set out in any other Collateral Agreement to which you are a party.

6.3 **Reliance**

You acknowledge that we have agreed to enter into this Agreement with you because of these representations and warranties. If you know of anything which changes any of those representations and warranties, or if you become aware of anything which changes any of those representations and warranties during the term of this Agreement, you must tell us immediately.

7. **YOUR OBLIGATIONS**

7.1 **Positive Obligations**

You must:

(a) comply with the terms of the Facility Documents and any other Collateral Agreement to which you are a party at your own expense;

(b) keep the Goods in your possession at the Premises;

(c) keep the Goods in good working order and repair and in a condition which is at least as good as when they were delivered to you;

(d) attend to any servicing or repairs necessary to put the Goods into saleable condition and to comply with the Supplier's and manufacturer's specifications or our or any insurer's reasonable requirements;

(e) protect the Goods from theft, loss or damage;

(f) ensure that the Goods comply with applicable consumer product safety and information standards;

(g) comply with all laws affecting or concerning the Goods, the Premises, your business and your obligations under this Agreement (including laws relating to licensing and registration and, where applicable, franchises);

(h) protect our interest in the Goods and make clear to others that we own them including, if we ask, placing plates on them that state that we own them and registering our interest in the Goods with an applicable authority;

(i) give us a copy of any order or notice from any authority concerning the use or condition of the Goods or the operation of your business immediately following receipt;

(j) do anything we ask to enable us to exercise our rights in connection with the Goods including obtaining consents, signing and producing documents, producing receipts and having documents completed and signed;

(k) give us if we ask you:

    (i) information about you, the Goods, your business, your compliance with this Agreement, your financial position or the financial position of any Relevant Party;

    (ii) proof that you have kept to your obligations in this and any other Collateral Agreement or Financial Covenant(s) to which you are a party;

(l) if we ask, sign and do everything necessary to ensure that this and any other Collateral Agreement is binding on you and, if necessary, can be stamped and registered;

(m) deposit with us any documents of title in relation to the Goods and any other documents requested by us relating to the Goods; and

(n) pay all rent or outgoings in respect of the Premises.

7.2 **Negative Obligations**

You must not:

(a) allow the Goods to be used, driven or operated other than in accordance with this Agreement or as reasonably necessary to service or repair the Goods or to relocate the Goods within the Premises;

(b) do anything, or allow anything to happen, which would reduce the value of the Goods or affect our rights in respect of the Goods or this Agreement;

(c) place, or allow to be placed, on the Goods any plates or marks that are inconsistent with our ownership; or

(d) remove any identification marks from the Goods or change the speedometer or odometer of the Goods.

8. OUR RIGHTS

8.1 **Our Rights**

We may, at any time, do any of the following:

(a) provide you with a substitute Schedule containing updated details of Collateral Agreements;

(b) enter the Premises, your place or places of business, your registered office or any other place owned or occupied by you or where the Goods are located to:

(i) inspect and test the Goods;

(ii) take possession of the Goods;

(iii) exercise our rights under this Agreement;

(iv) inspect and copy records relating to you or the Goods;

(v) determine whether the terms of this or any other Collateral Agreement are being complied with; and

(vi) do anything which you or any Relevant Party should do but have not done pursuant to this or any other Collateral Agreement;

Unless we consider there is an emergency or it is necessary to protect our rights under this Agreement we will give you reasonable notice before entering any place pursuant to this clause.

9. BAILMENT TRANSFERS

9.1 Dealer to Dealer Transfers

You may request us to remove bailed Goods from bailment under this Agreement for the purpose of being bailed to another dealer for or being sold to another dealer's financier. You may also request us to purchase new Goods from another dealer or their financier for the purpose of being bailed to you under this Agreement or add to the new bailed Goods new Goods which are under bailment by us to another dealer. Any such removals, additions, sales or purchases must be on terms we require.

10. DEMONSTRATION GOODS

10.1 Use of Goods for Demonstration Purposes or Rent to Buy

You must obtain our consent before you use any Goods for demonstration or Rent to Buy purposes and we may impose conditions on such use as we consider appropriate. You must request for our consent in writing by completing the approved form in full. You must limit your use of the Goods as demonstration or Rent to Buy Goods to a reasonable extent and must cease using them as demonstration or Rent to Buy Goods if we instruct you to do so.

11. MODIFICATIONS

11.1 Carrying out Modifications to the Goods

You may carry out modifications to the Goods provided:

(a) the modifications do not lower the value of the Goods or avoid the Supplier's or original manufacturer's warranty;

(b) the modifications do not have the effect of reducing the ability of the Goods to be sold to customers;

(c) you ensure that any replacement part, addition or inclusion which is added to the Goods becomes our property; and

(d) once attached to the Goods, you do not remove any replacement part, addition or inclusion.

11.2 Cost of Modifications

You must pay for any modifications made to the Goods.

12. CURTAILMENTS

12.1 Payment of Curtailment

You must pay us on demand any amount specified by us in the bailment note as a Curtailment.

12.2 Application of Curtailment

We may apply Curtailments paid by you against any Amount You Owe Us.

12.3 No right or Interest

You do not acquire any right or interest in the Goods by payment of any Curtailment.

13. SECURITY DEPOSITS

13.1 Payment of Security Deposit

We may require you to lodge with us on demand or we may retain from any amount payable by us to you under this Agreement an amount specified by us which we will retain as a security deposit.

13.2 Application of Security Deposits

We may apply security deposits against any Amount You Owe Us. We may do this at any time and without giving you advance notice.

13.3 Repayment of Security Deposit

If:

(a) you have paid us the Amount You Owe Us; and

(b) we are satisfied that we will not be asked to refund any money you have paid us to a trustee in bankruptcy, a liquidator or any other person, (acting reasonably)

we may refund the security deposit to you.

14. INSURANCE

14.1 Insurance Obligations

You must:

(a) take out and keep current insurances against:

   (i) loss or damage to the Goods caused by fire, theft or accident for at least the greater of the then market value or replacement cost of the Goods (or such other amount agreed by us);

   (ii) public liability and other liability (including compulsory third party personal insurance if the Goods are a motor vehicle) for bodily injury or damage to property arising in connection with the Goods for no less than $10,000,000 or any other amount notified by us;

   (iii) any other risk that we may reasonably require and in the amount we require;

(b) punctually pay all insurance premiums and other moneys necessary to effect and maintain the insurances;

(c) not do or omit to do anything which could prejudice or void any insurance policy or insurance claim;

(d) notify us if any insurance claim is refused either in part or in full;

(e) give us evidence that the insurances are current whenever we ask for it; and

(f) give us copies of all insurance policies and certificates of insurance whenever we ask for them.

14.2 **Insurance Requirements**

All insurances must:

(a) be with an insurance company acceptable to us (acting reasonably);

(b) be on conditions and in amounts approved by us from time to time; and

(c) note our interest as owner of the Goods.

14.3 **Insurance Claims**

You authorise us to control any insurance claim or possible claim and, in particular, to compromise or settle all claims under a policy and to conduct legal proceedings against the insurer in respect of any claim. We may exercise these rights in any manner we choose and you must comply.with any directions we give you in connection with insurance claims.

14.4 **Proceeds of Claims**

You agree (up to the Amount You Owe us in respect of the Goods the subject of an insurance claim):

(a) to direct the insurer to pay the proceeds of any insurance claim directly to us;

(b) to pay any money you receive under an insurance claim to us; and

(c) that any money we receive from the insurance may be used at our discretion.

14.5 **Claims Against Us**

You agree that you have no right to any claim against us in relation to any insurance claim or in relation to insurance of the Goods generally.

14.6 **Carrying Out Your Insurance Obligations**

We may elect to carry out any of your obligations pursuant to this clause on your behalf in which case the provisions of clauses 14.1 and 14.2 shall not apply. If we do so, you must reimburse us for any costs, charges, expenses or Taxes we incur.

15. RESTRICTIONS ON DEALINGS

15.1 **Consent to Deal**

Except as expressly provided in clause 4, You must obtain our consent before doing or agreeing to do any of the following:

(a) selling or disposing of the Goods;

(b) parting with possession of the Goods;

(c) leasing or licensing the Goods or their use;

(d) waiving any of your rights or releasing any person from its obligations in connection with the Goods;

(e) creating or allowing to create any Security Interest over the Goods;

(f) dealing in any other way with the Goods or any interest in them or this Agreement, or allowing any interest in the Goods or this Agreement to arise or be varied.

16. DEFAULT

16.1 Events of Default

An Event of Default occurs if:

(a) you do not pay the whole or any part of the Bailment Fees or Amount You Owe Us when it falls due;

(b) you or a Relevant Party do not comply with an obligation under any Collateral Agreement (other than this Agreement);

(c) an Insolvency Event occurs in respect of you or a Relevant Party;

(d) any information given to us about you, a Relevant Party or any Collateral Agreement proves to be incorrect or misleading in any way which we consider to be material;

(e) any of the representations or warranties you gave pursuant to clause 6 prove to have been or become incorrect or misleading;

(f) you fail to comply with your insurance obligations pursuant to clause 14;

(g) anything happens which in our opinion (acting reasonably) adversely affects our interest in this Agreement, the value of the Goods, our ability to recover amounts owing under this or any other Collateral Agreement or your ability to comply with this or any other Collateral Agreement;

(h) you fail to comply with any law, complete any documents or pay any costs, charges, expenses or Taxes associated with the Goods;

(i) all or any part of this or any Collateral Agreement is, becomes or is claimed to be void or unenforceable; or

(j) you fail after fourteen (14) days notice to rectify a breach of any other provision of this Agreement.

16.2 Collateral Agreements

A default under any Collateral Agreement is a default under all other Collateral Agreements.

17. CONSEQUENCES OF DEFAULT

17.1 What we may do after an Event of Default

If an Event of Default occurs:

(a) the Amount You Owe Us becomes immediately due and payable; and

(b) we may do any of the following:

  (i) require that you immediately pay the Amount You Owe Us;

  (ii) take possession of any or all of the Goods;

  (iii) deal with the Goods in any way we see fit and to the extent permitted by law (which includes selling the Goods);

  (iv) make good any default and recover from you our costs, expenses and charges of doing so;

  (v) enforce any of our rights under any Collateral Agreement in any order we choose and without any obligation to enforce any other right;

  (vi) exercise other rights powers and remedies we have at law; and/or

  (vii) terminate this Agreement pursuant to clause 18.

17.2 **Exercising Our Rights**

We may exercise our rights and powers pursuant to this clause without notice and on such terms as we think fit.

18. TERMINATION

18.1 **Termination on Default**

If an Event of Default occurs, we may terminate this Agreement immediately by providing you with notice in writing.

18.2 **Termination Without Cause**

Either party may terminate this Agreement without cause by giving the other party one (1) month's notice in writing.

18.3 **Consequences of Termination**

Upon termination of this Agreement pursuant to this clause, you must:

(a) immediately pay the Amount You Owe Us; and

(b) at your own cost, arrange for the Goods to be delivered to a place nominated by us if you do not comply with clause 18.3 (a).

19. APPLICATION OF PAYMENTS AND SET OFF

19.1 **Order of Payments**

We can apply payments received under this Agreement in any order we choose but if obliged to by law to pay the money in a particular way, then we will do so.

19.2 **Crediting of Amounts**

An amount paid will not be credited until it is actually received by us in cleared funds and there is no obligation on us to refund it unless requested by you and accepted by us.

19.3 **Payment in Full**

You must pay all money that you owe to us in full. You must not deduct from any payment any amount including amounts you claim we, Associates, or Suppliers, owe you.

20. LIMITATIONS

20.1 **Acceptance of Goods**

You are responsible for examining the Goods and any operations manual relating to the Goods before accepting them and satisfying yourself that:

(a) the Goods accord with their description;

(b) the Goods are of merchantable quality;

(c) the Goods are suitable and fit for their designated purpose; and

(d) any manufacturer's, dealer's or Supplier's warranties are valid and can be passed on to customers.

We have not made any representation, warranty or undertaking about the condition or quality of the Goods or their suitability or fitness for purpose except those warranties which are implied by law to the extent they apply and cannot be excluded.

20.2 **Exclusion of Liability**

You agree that to the extent permitted by law:

(a) we are not liable for any injury to any person or loss or damage to any property arising from the possession, operation or use of the Goods or in connection with the Goods.

(b) any laws which change your obligations, rights or powers or our obligations, rights or powers under this Agreement do not apply;

(c) except as expressly provided herein we are not liable to you or anyone else for our actions, or the actions of people for whom we are responsible and any law which would make us liable does not apply.

20.3 **Limitation of Liability**

To the extent that we are liable and can limit our liability, our liability is limited at our discretion to:

(a) replacing the Goods with the same or equivalent Goods;

(b) repairing the Goods; or

(c) paying for the cost of replacement or repair of the Goods.

20.4 **Rights are Additional**

Our rights under this Agreement are in addition to any other rights we have at law or otherwise.

21. INDEMNITY

21.1 **General**

You agree to indemnify us, any attorney appointed pursuant to this Agreement and any of our employees, officers, agents or contractors against liability, loss or costs (including consequential or economic loss) suffered or incurred in connection with:

(a) you committing an Event of Default under this Agreement;

(b) our doing anything which you or any Relevant Party should have done but did not do pursuant to this or any other Collateral Agreement;

(c) our exercising any of our rights under this any other Collateral Agreement including taking possession of and storing any Goods;

(d) loss or damage to the Goods;

(e) any claim being made against us by any person in connection with the Goods;

You must pay us, the attorney or the employee, officer, agent or contractor the amount of any liability, loss or costs on demand.

21.2 **Obligations Continuing**

Your obligations under this indemnity continue after the termination of any particular bailment or of this Agreement.

22. POWER OF ATTORNEY

22.1 **Appointment of Attorney**

For valuable consideration you irrevocably appoint CNH Industrial Capital and any Authorised Officer as your attorney to do the following on your behalf and in the attorney's name or in your name:

(a) anything which you may do or which you should have done of an administrative nature under this or any other Collateral Agreement;

(b) everything which the attorney considers necessary or desirable to enable us to exercise our rights in relation to this or any other Collateral Agreement or the Goods;

and you agree to ratify anything done by an attorney under this power of attorney.

22.2 **Registration**

You acknowledge that CNH Industrial Capital and/or any attorney appointed pursuant to this clause may register this power of attorney so as to give full force and effect to the attorney's exercise of its powers.

23. TRUSTS

23.1 **Acknowledgements**

If you are the trustee of the Trust, you acknowledge that:

(a) the Trust details are correctly set out in the Schedule;

(b) you are liable under this Agreement both personally and as trustee; and

(c) you must cause any successor to you as trustee of the Trust to execute any documents we may require to ensure that this Agreement is binding on each successor.

23.2 **Obligations as Trustee**

Unless we otherwise agree in writing, you must not:

(a) cease being trustee of the Trust or allow anyone else to be appointed trustee;

(b) deal with any property of the Trust;

(c) change the terms of the Trust;

(d) end the Trust or do anything which could lead to it being ended before the time stated in the trust deed;

(e) distribute any capital of the Trust;

(f) distribute any income of the Trust if doing so affects your ability to pay the Amount You Owe Us;

(g) do anything else in connection with the Trust which adversely affects our interest in the Goods or your ability to pay the Amount You Owe Us.

24. COSTS AND CHARGES

24.1 **Reimbursement of Costs**

You agree to pay or reimburse us on demand the amount of:

(a) any costs, charges, expenses, Taxes and liabilities of any kind (including legal costs on a full indemnity basis) incurred by us:

  (i) in negotiating, preparing, executing, stamping or administering this Agreement;

  (ii) in exercising or enforcing or attempting to exercise or enforce any right under this Agreement;

  (iii) in connection with any documents, notices, matters or transactions which are issued, given or arise from time to time in relation to this Agreement.

25. CERTIFICATES

25.1 **Certificate as Proof**

A certificate signed by us is conclusive proof of the facts stated in it unless it is proved by you to be false.

26. ASSIGNMENT

26.1 **We May Assign**

We may at any time assign, transfer or otherwise deal with or dispose of our interest in this Agreement (including our interest in the Goods, any individual bailment of Goods and the right to Bailment Fees payable pursuant to this Agreement) and any other Collateral Agreement without your consent and without giving notice to you.

26.2 **You May Not Assign**

You may not assign, transfer or dispose of or grant any Security Interest over any of your rights and obligations under this Agreement without our prior written consent. Our consent may be granted absolutely or conditionally or withheld in our absolute discretion.

27. PPSA

27.1 You agree to immediately notify us in writing if you change your name or address or if there are any changes to any of the data relevant to a financing statement under the PPSA in respect of this Agreement, including (but not restricted to), any of the information in the Schedule.

27.2 We may register any Security Interest which we consider arises out of this Agreement (even before that Security Interest starts).

27.3 You agree that we have a Security Interest in the Goods, securing the amount owing by you to CNH Industrial Capital under this Agreement and that the Security Interest extends to any *proceeds* (as defined in the PPSA) of the Goods.

27.4 You agree to promptly do anything (for example obtaining consents, signing documents, having others sign documents, supplying information, and entering into a subordination or priority agreement with any other secured party) which we ask to:

(a) ensure that the Security Interest created under this Agreement is perfected and otherwise effective;

(b) assist CNH Industrial Capital to exercise any right in connection with the Security Interest.

27.5 If you also acquire a Security Interest in the Goods (for example, if you sublease them, even without consent), you must take all steps necessary to:

(a) obtain the highest ranking priority possible in respect of that Security Interest (such as duly perfecting a purchase money security interest); and

(b) reduce as far as possible the risk of a third party acquiring an interest in the Goods free of CNH Industrial Capital's Security Interest or your Security Interest.

27.6 You agree that any exercise by us of our rights to enforce any Security Interest in the Goods necessarily also involves an exercise of all intellectual property rights relating to the Goods.

27.7 You certify that the Goods will be held by you in the furtherance of an enterprise to which an Australian business number has been allocated.

27.8 You waive any right you may have at any time (including under s157 of the PPSA) to receive a copy of a verification statement or other notice contemplated in the PPSA.

27.9 You waive your right to receive anything from us under s275 of the PPSA, and agree not to make any request of us under that section. You agree with us for the purposes of s275(6)(a) of the PPSA

that neither we nor you will disclose any information of the kind mentioned in s275(1) of the PPSA (except as provided for in s275(7)).

27.10 You authorise and request us pursuant to s275(7)(c) of the PPSA to obtain from the holder of any other Security Interest in the Goods any of the information referred to in s275(1) of the PPSA relevant to that Security Interest.

27.11 Pursuant to s115 of the PPSA, we and you contract out of each provision of the PPSA which s115 permits, except sections 123, 126, 128, 134(1) and 135. (However, sections 123, 128 and 134(1) do not apply to the extent that they would derogate a right provided for in this Inventory Finance Agreement on the part of CNH Industrial Capital)

27.12 To the extent permitted by law, you agree that we own, and you waive any rights you may have to, anything installed in or affixed to the Goods, including any rights you might otherwise have under Part 3.3 of the PPSA.

27.13 In this clause:

PPSA means the *Personal Property Securities Act 2009 (Cth)* and all regulations and other subordinate legislation pursuant to it;

Security Interest means a *security interest* for the purposes of the PPSA.

28. SERVICE OF NOTICES AND DOCUMENTS

28.1 Giving Notices

A notice or other document may be given by:

(a) delivering it personally;

(b) leaving at the party's address set out herein or at its registered office;

(c) leaving it at the address a party has notified the other party is their address for service; or

(d) sending it by post, facsimile or other form of electronic transmission to any of those addresses.

A notice or other document may also be given in any other way authorised by law.

28.2 Delivery of Notices

A notice or other document is taken to be given:

(a) if the notice or other document is given personally – on the date it is received;

(b) if the notice or other demand is sent by post – on the date it would ordinarily be delivered by post;

(c) if the notice or other document is sent by electronic transmission (including facsimile transmission) – on the date shown on it or the date when the sending machine produces a report indicating that the notice or other document was sent, whichever is the later.

28.3 Change of Address

If you change your address, you must promptly tell us in writing.

29. INFORMATION

29.1 Exchange of Information

You acknowledge and agree that CNH Industrial Capital and any supplier of Goods may provide and receive information about you and your arrangements with the other, including without limitation:

(a) details of your Facility Agreement with us, including your available credit limit; and

(b) amounts outstanding by you to us in respect of the Goods.

You consent to the exchange of information between the supplier and us.

30. GENERAL PROVISIONS

30.1 Annual Review

We may review this Agreement and the Facility Agreement annually. Following an annual review, we may vary the terms of this Agreement or the Facility Agreement (including the Bailment Fee and/or the Default Rate) by giving you fourteen (14) days written notice.

30.2 Reinstatement of Rights

If an Insolvency Event occurs a person may claim that a transaction under this Agreement (including a payment to us) is void or voidable. If a claim is made and upheld, conceded or compromised, then:

(a) we are immediately entitled, as against you, to the rights in respect of the Amount You Owe Us to which we were entitled immediately before the transaction; and

(b) on request from us, you agree to do anything to restore to us any Security Interest we held from you immediately before the transaction.

30.3 Waiver

We may exercise all our rights under this Agreement even if:

(a) we could have done so before but did not or delayed in doing so;

(b) we have exercised the right before (in whole or in part);

(c) we have exercised another right under this or a Collateral Agreement before; or

(d) we hold Securities to secure your obligations under this Agreement.

30.4 Unenforceable Provisions

Any word, phrase or provision of this Agreement that is illegal, void or unenforceable or results in this Agreement being illegal, void or unenforceable is severed to the extent necessary to ensure this Agreement is valid, legal and enforceable.

30.5 Governing Law

This Agreement is governed by the laws of New South Wales and you agree to submit to the non-exclusive jurisdiction of the courts of that state or territory unless this causes undue hardship.

30.6 Consents

A consent or approval given by us is not effective unless it is in writing. We may impose reasonable conditions on any consent or approval we give.

30.7 GST

(a) **Amounts specifically described as GST inclusive**

The following provisions of this clause do not apply if the consideration for a supply is specifically described as GST inclusive under another provision of this Agreement.

(b) **Amounts are GST exclusive**

The parties agree that, unless otherwise specified, the consideration required by any other clause of this Agreement to be paid or provided for a supply does not include any amount for GST.

(c) **Gross up of consideration for GST**

If anyone makes a taxable supply under this Agreement the consideration for that taxable supply (but for the application of this clause) ("GST exclusive amount") is to be increased by the GST payable by the supplier on that supply ("GST charge"). The recipient of a taxable supply in addition to and at the same time as it is required to pay or provide the GST exclusive amount must also pay to the supplier an amount equal to the GST charge.

The recipient must pay the GST charge for a taxable supply without any deduction or set off.

(d) **Tax invoice**

However, despite the previous paragraph, a recipient is not required to pay any part of the GST charge for a supply until it has been given a tax invoice or an adjustment note for the supply.

(e) **Reimbursements**

Where an amount payable under this Agreement is a reimbursement or indemnification worked out by reference to a cost or expense incurred or loss or damage suffered by the person entitled to the payment (payee), then the amount to be paid must be reduced by the amount of any input tax credit to which the payee is entitled for that cost, expense, loss or damage and if the payment is consideration for a taxable supply by the payee is to be increased by the amount of GST which the payee must pay in relation to that taxable supply.

(f) **Adjustments**

If an adjustment event happens in relation to any taxable supply which is made under or in connection with this Agreement then the consideration for that supply is to be changed as follows:

(i) if the adjustment event results in the supplier of that supply having an increasing adjustment the recipient of the supply must pay to the supplier an amount equal to that increasing adjustment; and

(ii) if the adjustment event results in the supplier of that supply having an decreasing adjustment the supplier of the supply must pay to the recipient an amount equal to that decreasing adjustment.

(g) **Groups**

References to GST payable by a person for a supply made by them include GST payable by a representative member for a GST group in relation to the relevant supply and input tax credits to which a person is entitled in relation to a supply include input tax credits to which a representative member for a GST group is entitled in relation to the that supply.

31. PRIVACY MATTERS

(For the purposes of this clause 31 only, a reference to "you" or "your" is also a reference to the directors of the Dealer Borrower and/or any Guarantor of the Dealer and, where the Dealer is one or more individuals or a partnership, each and every individual or partner.)

31.1 We may collect personal information from you either directly or indirectly. We will use, disclose and make accessible your personal information in accordance with its Privacy Policy, the Privacy Act 1988 and the Australian Privacy Principles.

31.2 We are also required to collect personal information about you in order to comply with our obligations as a reporting entity under the Anti-Money Laundering and Counter-Terrorism Financing Act 2006 (Cth).

31.3 You authorise us to give to and seek personal information about your credit arrangements or obtain a consumer or commercial credit report containing information about you from any credit reporting agency.

31.4 The personal information which we may give or seek includes (where applicable):

(a) your name, sex, date of birth, current address and last two addresses, current or last known employer and driver's licence number;

(b) Inventory Finance Agreement and propose to enter into an Inventory Finance Agreement, the value of the Goods purchased or proposed to be purchased under this Inventory Finance Agreement, and any obligations you may have under this Agreement;

(c) that you have drawn cheques for $150 or more which have been dishonoured more than once; and

(d) that court judgments and/or bankruptcy orders have been made against you.

31.5 You authorise us to use the credit report, or obtain a further credit report, for the purposes of collecting overdue payments relating to credit owed by you.

31.6 You authorise us to give to and seek credit reports and other information about your credit arrangements from:

(a) any credit providers named in any application or Schedule between you or a company of which you are a director or shareholder and us ;and

(b) any credit providers that may be named in a credit report issued by a credit reporting agency.

31.7 Your authorisation entitles us to exchange information about your credit worthiness, credit standing, credit history and credit capacity.

31.8 Your authorisation also entitles us to give the following information to a credit reporting agency (where applicable):

(a) that you are sixty (60) days or more overdue in making a payment to us and that steps have been taken to recover all or any part of the amount which you owe; and

(b) that in our opinion you have committed a serious credit infringement.

31.9 Credit reports and other personal information we obtains about your credit arrangements from a credit reporting agency or a credit provider may be used by CNH Industrial Capital for the following purposes:

(a) to assess any application or Schedule submitted by you or that of a company of which you are a director or shareholder;

(b) to assess whether to accept you as a guarantor in respect of an application or Schedule for consumer or commercial credit;

(c) to collect payments that are overdue;

(d) to notify a credit provider if you breach any obligations you may have under this Agreement or any other agreement with us;

(e) to exchange personal information with other credit providers as to the status of your account where you are in breach of a contract with a credit provider;

(f) to assess your credit worthiness or that of a company of which you are a director or shareholder;

(g) to allow a credit reporting agency to create a file about you;

(h) to administer your account;

(i) to monitor your performance or compliance or that of a company of which you are a director or shareholder under any agreement for sale or supply of goods or services connected to provision of credit by us; and

(j) any other purpose permitted or required by law.

31.10 You authorise us to exchange personal information about you with:

(a) any person or organisation named by you in an application or a Schedule submitted by you or provided from time to time;

(b) your proposed guarantor(s), mortgage insurer(s), introducers, consultants, brokers or any authorised dealer, supplier of goods and services;

(c) Our collection agents or unrelated debt recovery organisation if you are in breach of this Agreement or any agreement you have with us; or

(d) Our related companies, organisations and authorised dealers, within and outside Australia which service your account and this Agreement or any agreement you have with us.

31.11 You also authorise your accountant to release and disclose your financial information to us or its agents and you authorise government authorities which hold your driver's licence and/or motor vehicle registration information to confirm your address details to us or our authorised agents.

31.12 You authorise us and our Related Entities, agents, dealers, contractors and authorised suppliers to disclose and use your personal information for marketing, planning and product development purposes by us or our Related Entities, agents, dealers, contractors and authorised suppliers. You can request not to receive direct marketing communications.

31.13 You can request a copy of our Privacy Policy or obtain access to or update your personal information by writing to "The Privacy Officer" at CNH Industrial Capital's address in this Agreement.

31.14 If you provide personal information about another individual you agree that you will inform the individual that personal information about them has been supplied to us, why it has been provided and that they can contact us to obtain access to or update their personal information or get a copy of our Privacy Policy.

31.15 If you do not provide the information requested or do not give your authority for the use of the information we may decline any application or Schedule submitted by you.

31.16 We may use or disclose this information before, during or after the term of this Agreement or any agreement you have with us.

EXECUTED AS AN AGREEMENT

SIGNED for and on behalf of)
J.J. O' Connor & Sons Pty Ltd)
(A.C.N. 005 242 142))
)
by authority of the Board of)
Directors:)

....
Director Director/Secretary

Mark O'Connor .... Dennis O'Connor ....
Name (printed) Name (printed)

SIGNED for and on behalf of **CNH Industrial Capital Australia Pty Limited (A.C.N. 069 132 396)** by authority of the Board of Directors)))))))

....
Director

Brandon Stannett
....
Name (printed)

....
Director

Cindy Quirk
....
Name (printed)